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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (Date of earliest event reported): DECEMBER 12, 2002



                          TESORO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                           1-3473                          95-0862768
(State or other jurisdiction        (Commission File Number)      (IRS Employer Identification No.)
     of incorporation)



       300 CONCORD PLAZA DRIVE                               78216-6999
          SAN ANTONIO, TEXAS                                 (Zip Code)
(Address of principal executive offices)




       Registrant's telephone number, including area code: (210) 828-8484


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ITEM 5.  OTHER EVENTS

         On December 12, 2002, Tesoro Petroleum Corporation ("Tesoro") issued a press release announcing that Tesoro had completed two of the three separate transactions for the sale of 70 retail outlets in Northern California. The proceeds from this transaction involving 47 retail outlets totaled $44 million, including working capital, and 50% of such proceeds will be used to pay down term debt. The foregoing is qualified by reference to the press release which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         On December 13, 2002 Tesoro entered into an amendment (the "Second Amendment") of its $1.275 billion credit agreement with Lehman Brothers Inc. (as arranger), Lehman Commercial Paper Inc. (as syndication agent), Bank One, NA (as administrative agent), ABN Amro Bank N.V., Credit Lyonnais New York Branch and The Bank of Nova Scotia (as co-documentation agents) and a syndicate of banks, financial institutions and other entities. Under terms of the Second Amendment, Tesoro need only receive net proceeds of $167 million from the sale of assets and apply $87.5 million of those proceeds toward the reduction of term debt by December 31, 2002 to satisfy the terms of the Second Amendment. The original agreement called for net proceeds of $175 million and the pay-down of $87.5 million in term debt by December 31, 2002. Tesoro is still obligated to generate net proceeds of $200 million by March 31, 2003. In addition, if necessary, the Second Amendment provides for a 45 day extension of the December 31, 2002 deadline to receive net proceeds of $167 million, although 100% of any proceeds received after December 31, 2002 would be applied toward the reduction of term debt. On December 16, 2002 Tesoro issued a press release announcing the amended terms to the credit agreement. The foregoing is qualified by reference to the Second Amendment which is filed as Exhibit 10.1 and the press release which is filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

         On December 20, 2002, Tesoro issued a press release announcing that Tesoro had completed the sale of 23 retail outlets in Northern California for $23 million, including working capital, 50% of which will be used to pay down term debt. This transaction completed the sale of Tesoro's 70 Northern California retail outlets for total proceeds of $67 million. The foregoing is qualified by reference to the press release which is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

         On December 26, 2002, Tesoro issued a press release announcing that Tesoro had completed the sale of the Northern Great Plains Products System to Kaneb Pipe Line Partners, L.P. for $100 million, $50 million of which will be used to pay down term debt. The foregoing is qualified by reference to the press release which is filed as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

         On December 31, 2002, Tesoro issued a press release announcing that Tesoro had completed an agreement to sell and lease-back 30 of Tesoro's retail outlets located in Alaska, Hawaii, Idaho and Utah for gross proceeds of almost $41 million. Fifty percent of the net proceeds will be used to pay down term debt. With this transaction, Tesoro met its $200 million asset sale goal for the year 2002 set in June 2002, and satisfied its requirement to complete $200 million in "Asset Sales" (as defined in the credit agreement) by March 31, 2003. The foregoing is qualified by reference to the press release which is filed as
Exhibit 99.5 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  10.1 Second Amendment dated December 13, 2002, among Tesoro and Lehman Brothers Inc. (as arranger), Lehman Commercial Paper Inc. (as syndication agent), Bank One, NA (as administrative agent), ABN Amro Bank N.V., Credit Lyonnais New York Branch and The Bank of Nova Scotia (as co-documentation agents) and a syndicate of banks, financial institutions other entities, to $1,275,000,000 Amended and Restated Credit Agreement, dated as of May 17, 2002, among Tesoro and Lehman Brothers Inc. (as arranger), Lehman Commercial Paper Inc. (as syndication agent), Bank One, NA (as administrative agent), ABN Amro Bank N.V., Credit Lyonnais New York Branch and The Bank of Nova Scotia (as co-documentation agents) and a syndicate of banks, financial institutions and other entities.


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                  99.1     Press release issued on December 12, 2002 by Tesoro
                           Petroleum Corporation.

                  99.2 Press release issued on December 16, 2002 by Tesoro Petroleum Corporation.

                  99.3 Press release issued on December 20, 2002 by Tesoro Petroleum Corporation.

                  99.4 Press release issued on December 26, 2002 by Tesoro Petroleum Corporation.

                  99.5 Press release issued on December 31, 2002 by Tesoro Petroleum Corporation.









                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    January 6, 2003


                                          TESORO PETROLEUM CORPORATION




                                          By:      /s/ Gregory A. Wright
                                             -----------------------------------
                                                    Gregory A. Wright
                                                  Senior Vice President
                                                and Chief Financial Officer



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                                INDEX TO EXHIBITS

EXHIBIT NUMBER                                   DESCRIPTION
    10.1                   Second Amendment dated December 13, 2002, among
                           Tesoro and Lehman Brothers Inc. (as arranger), Lehman
                           Commercial Paper Inc. (as syndication agent), Bank
                           One, NA (as administrative agent), ABN Amro Bank
                           N.V., Credit Lyonnais New York Branch and The Bank of
                           Nova Scotia (as co-documentation agents) and a
                           syndicate of banks, financial institutions and other
                           entities, to $1,275,000,000 Amended and Restated
                           Credit Agreement, dated as of May 17, 2002, among
                           Tesoro and Lehman Brothers Inc. (as arranger), Lehman
                           Commercial Paper Inc. (as syndication agent), Bank
                           One, NA (as administrative agent), ABN Amro Bank
                           N.V., Credit Lyonnais New York Branch and The Bank of
                           Nova Scotia (as co-documentation agents) and a
                           syndicate of banks, financial institutions and other
                           entities.

    99.1                   Press release issued on December 12, 2002 by Tesoro
                           Petroleum Corporation.

    99.2                   Press release issued on December 16, 2002 by Tesoro
                           Petroleum Corporation.

    99.3                   Press release issued on December 20, 2002 by Tesoro
                           Petroleum Corporation.

    99.4                   Press release issued on December 26, 2002 by Tesoro
                           Petroleum Corporation.

    99.5                   Press release issued on December 31, 2002 by Tesoro
                           Petroleum Corporation.
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